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                                 LEASE AGREEMENT

     This Lease is executed in duplicate at Lithia Springs, Georgia, as of the 1st day of September, 1995, by and between YVONNE DUBBERS-ALBRECHT, VERENA DUBBERS- ALBRECHT- AL WEISSI, REGINA WALDTHAUSEN and EDUARD DUBBERS-ALBRECHT (also sometimes referred to as Dubbers-Albrecht Venture No. 1) and WAWD-EAP AUTOMOTIVE PRODUCTS, INC., a corporation incorporated in Delaware and a subsidiary of ECHLIN INC., hereinafter called respectively Lessor and Lessee, without regard to number or gender,

     WITNESSETH: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, for the purpose of conducting therein an automotive parts and accessories warehouse distributorship, and for no other purpose, those certain premises with the appurtenances, situated in the City of Lithia Springs, County of Douglas, State of Georgia, the address of which is 611 Thornton Road, Lithia Springs, Georgia 30057 and which are more particularly described as follows, to wit:

     A legal description is attached hereto, marked Exhibit "A" and incorporated herein by this reference.

     The word "Premises" as used throughout this Lease is hereby defined to include the non-exclusive use of sidewalks and driveways in front of or adjacent to the Premises, and the non-exclusive use of the area directly underneath or over such sidewalks and driveways.

     The term of this Lease shall be for a period of five (5) years commencing on September 1, 1995 (the "Commencement Date") and expiring on August 31, 2000 (the "Expiration Date"). The term is subject to renewal as set forth below.

     Lessee shall pay rent to Lessor during the initial term of this Lease in the following amounts: (i) $9,600.00 due on September 1, 1995; (ii) $9,600.00 due on October 1, 1995; (iii) $9,600.00 due on November 1, 1995; (iv) $14,019.40
due on December 1, 1995; and (v) thereafter, due on the first day of each month, the monthly amount of Ten Thousand Seven Hundred Four and 85/100 Dollars ($10,704.85) sometimes referred to herein as (the "Monthly Rental Payment"). Lessee shall pay the Monthly Rental Payment to Lessor in lawful money of the United States of America, without deduction or offset, by checks for the amount of the Monthly Rental Payment on the first day of each calendar month during the term of this Lease, with the checks made payable to "Dubbers- Albrecht Venture No. 1" and sent to Commerzbank A.G., Two World Financial Center, 33rd Floor, New York, New York 10281-1050, or at such other place or places as may be designated from time to time by Lessor.

     If Lessee does not renew this Lease for the First Renewal Term (defined in Section 33), then the rent payment due on the first day of the sixtieth (60th) month of the initial term will be $76,996.08 (the sum of the regular Monthly Rental Payment plus $66,291.23, which would be the amount of the then unarnortized balance of the amount being amortized pursuant to the agreement between Lessor and Lessee dated June 9, 1995).


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     Notwithstanding any other provision of this Lease, if Lessee is in default in the payment of rental when due, or any part thereof, Lessee agrees to pay to Lessor, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days, in an amount equal to ten (10) percent of each rental payment so in default.

     It is further mutually agreed between the parties as follows:

     1. By entry hereunder, Lessee accepts the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements on the Premises in their present condition and without any representation of warranty by Lessor as to condition of said building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Lessor and Lessee. The Lessee agrees on the last day of the term hereof, or on the sooner termination of this Lease, to surrender the Premises unto Lessor in as good condition and repair as at the time Lessee or any other subsidiary of Echlin Inc. took possession of the Premises under any prior lease (damage by acts of God, fire, and normal wear and tear excepted), but with all interior walls painted or cleaned so they appear painted, any carpets cleaned, the air conditioning and heating equipment serviced by a reputable service man, and with all floors cleaned and waxed, together with all alterations, additions and improvements which may have been made in, to or on the Premises (except movable trade fixtures put in at the expense of Lessee) except that Lessee shall ascertain from Lessor within thirty (30) days before the end of the term of this Lease whether Lessor desires to have the Premises or any part or parts thereof restored to their condition when the Premises were delivered to Lessee (or any other subsidiary of Echlin Inc.), ordinary wear and tear excepted; and if Lessor shall so desire, then Lessee shall restore the Premises or such part or parts thereof before the end of this Lease at Lessee's sole cost and expense. Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all of Lessee's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Lessee. If the Premises are not surrendered at the end of the term or sooner termination of this Lease, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

     2. Lessee shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the buildings in which the Premises may be located, or allow any sale by auction upon the Premises, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, or place any loads upon the fioor, walls, or ceiling which endanger the structure, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the buildings proper.

     3. Lessee shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the prior written consent of Lessor, which consent will not be unreasonably withheld. If Lessor consents to

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any alteration or addition, Lessee shall make the alteration or addition at
Lessee's expense. Any alteration or addition shall become the property of Lessor at the expiration or sooner termination of the Lease, except: (i) trade fixtures; and (ii) movable furniture. Lessee shall retain title to all trade fixtures and movable furniture placed in property of Lessor, except for those left in the Premises after the expiration or termination of this Lease. Lessee shall, at Lessee's expense, repair any damage to the Premises caused by the removal of the trade fixtures and movable furniture (and this obligation to repair will survive the expiration or termination of this Lease). All heating, lighting, electrical, air-conditioning, partitioning, drapery, and carpeting installations made by Lessee, together with all property that has become an integral part of said building, shall be and become the property of Lessor upon the expiration, or sooner termination of this Lease, and shall not be deemed trade fixtures. Lessee agrees that he or it will not proceed to make such alterations or additions, having obtained consent from Lessor to do so, until two (2) days from the receipt of such consent, in order that Lessor may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Lessee's improvements. Lessee will at all times permit such notices to be posted and to remain posted until the completion of work.

     4. Lessee shall, at his sole cost, keep and maintain the Premises and appurtenances and every non-structural part thereof, including glazing (destroyed by accident or act of third parties), sidewalks, parking areas, plumbing, electrical, heating and air conditioning installations, any store front, and the interior of the Premises in good and sanitary order, condition, and repair and agrees to water, maintain and replace when necessary, any shrubbery and landscaping provided by Lessor on the Premises hereby expressly waiving all rights to make repairs at the expense of Lessor as provided for in any statute or law in effect at the time of execution of this Lease or any amendment thereof or any statute or law hereafter passed during the term of this Lease. The Lessor agrees to repair all structural parts and the exterior walls and to repair the roof providing that Lessee installs no additional air conditioning or other equipment on the roof that damages roof or roof structure. Should Lessor fail to make any of the repairs assumed by it hereunder, Lessor shall not be liable to Lessee, its employees, invitees, or licensees for any damage to person or property, and the only remedy of Lessee shall be the performance of said repairs by Lessee with right to reimbursement from Lessor of the reasonable value of said repairs, not exceeding the sum actually expended by Lessee.

     5. Lessee shall not use, or permit the Premises, or any part thereof, to be used, for any purpose other than that for which the Premises are hereby leased; and no use shall be made or permitted to be made of the Premises, nor acts done, which will cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at his sole cost and expense, comply with any and all requirements, pertaining to the Premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances. At Lessee's cost and expense, Lessee shall purchase and keep in force fire, extended coverage, and "all risk" insurance, covering the Premises in amounts not to exceed the actual insurable value of the Premises as determined by insurance company appraisers. If Lessee does not purchase and keep the insurance in force, Lessor may purchase the insurance at Lessee's expense. If Lessor purchases said insurance, Lessee agrees to pay to Lessor as additional rent, on demand, the full cost of said insurance as evidenced by insurance billings to Lessor. If said insurance billings cover the entire building, and this Lease does not cover the entire building, the insurance premiums allocated to the Premises shall be pro-rated on a square footage or other equitable basis, as calculated by Lessor. It is understood and agreed that Lessee's obligation under this paragraph will be pro-rated to reflect the commencement and termination dates of this Lease.

     6. Lessee shall not vacate or abandon the Premises at any time during the term; and if Lessee shall abandon, vacate or surrender the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

     7. Lessee shall keep the Premises and the property in which the Premises are situated, free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Lessee.

     8. Except for failures to comply with requirements existing on the commencement date, which shall be the sole responsibility of Lessor, Lessee shall, at his sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all Municipal ordinances and State and Federal statutes now in force or which may here after be in force. The judgment of any court or competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the Premises, shall be conclusive of that fact as between Lessor and Lessee.

     9. Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all claims against Lessor for damages to goods, wares and merchandise, and all other personal property in, upon or about the Premises and for injuries to persons in or about the Premises, from any cause except Lessor's negligence, arising at any time, and Lessee will hold Lessor exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises by Lessee, or from the failure of Lessee to keep the Premises in good condition and repair, as herein provided. Lessee shall secure and keep in force a public liability insurance and property damage policy covering the Premises, including parking areas, insuring Lessee and naming Lessor as an additional insured. A certificate of insurance shall be delivered to Lessor and the minimum limits of coverage thereof shall be $500,000 for any single injury, $ 1,000,000 for multiple injuries, and $50,000 property damage, and Lessee shall obtain a written obligation on the part of the insurer to notify Lessor in writing before any cancellation thereof. In fulfillment of its obligations herein Lessee may, at its election, maintain a program of self-insurance.

     10. Lessee will not place or permit to be placed in, upon, or about the Premises any unusual or extraordinary signs, and will not conduct, or permit to be conducted, any sale by auction on the Premises. And it is hereby mutually covenanted and agreed that Lessor has reserved the exclusive right to the exterior sidewalls and roof of the Premises, and that Lessee will not place, or permit to be placed, upon the said exterior sidewalls, or roof, any signs, advertisements or notices, without the written consent of Lessor first had and obtained, which consent will not be unreasonably withheld. Any signs, advertisements or notices placed on the Premises must comply with local ordinances, protective covenants, and any other requirements applicable to the Premises. Any sign so placed on the Premises shall be so placed upon tie understanding and agreement that Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused hereby, and if not so removed by Lessee then Lessor may have same so removed at Lessee's expense.

     11. Lessee shall pay for all water, gas, heat, light, power, telephone service and all other materials and services supplied to the Premises.

     12. Lessee shall permit Lessor and his agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or showing the Premises to a prospective purchaser, or for the purpose of maintaining the building in which the Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of placing upon the property in which the Premises are located any usual or ordinary "for sale" signs, without any rebate or rent and without any liability to Lessee for any loss or occupation or quiet enjoyment of the Premises thereby occasioned; and shall permit Lessor and his agents, at any time within ninety (90) days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "to let" or "to lease" signs and exhibit the Premises to prospective tenants at reasonable hours.

     13. In the event of a partial destruction of the Premises during the term from any cause, except for incidental damage and destruction caused from vandalism and accidents which Lessee is responsible for under Paragraph 4, Lessor shall forthwith repair the same, provided such repairs can be made within sixty (60) days under the laws and regulations of State, Federal, County or Municipal authorities, but such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate deduction of rent while such repairs are being made, (provided the fire or other destructions to the Premises shall not have been caused by the fault or neglect of Lessee, its agents, servants, employees or invitees) such proportionate deduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Premises. If such repairs cannot be made in sixty (60) days, Lessor may at his option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid in this paragraph provided. In the event that Lessor does not so elect to make such repairs which cannot be made in sixty (60) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. Notwithstanding the foregoing, in the event that the building in which the Premises may be situated is destroyed to the extent of not less than 33-1/3% of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises is insured or not. A total destruction of the building in which the Premises may be situated shall terminate this Lease. In the event of any dispute between Lessor and Lessee relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear

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and determine the controversy and their decision thereon shall be final and binding upon both Lessor and Lessee, who shall bear the cost of such arbitration equally between them. The parties shall select their respective arbitrators within ten (10) days after such written request by either party and the third arbitrator shall be selected within five (5) days thereafter. Failure to select an arbitrator as herein provided shall entitle either party to petition a court of competent jurisdiction to make the appointment of an arbitrator whose decision shall be binding upon the parties hereto. The provisions of any statute or other law which may be in effect at the time of the occurrence of any such damage or destruction, under which a lease is automatically terminated or a lessee is given the right to terminate a lease upon the occurrence of any such damage or destruction, are hereby expressly waived by Lessee.

     14. Lessee shall not assign, mortgage, or hypothecate this Lease, or any interest therein (and if there shall be more than one Lessee, it is agreed that no Lessee shall assign its interest to the other) and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Lessee excepted) to occupy or use the Premises, or any portion thereof, without the written consent of Lessor first had and obtained. Said consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall at the option of Lessor, terminate this Lease. This Lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor.

     15. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee. Upon the happening of any such event this Lease shall terminate at the option of Lessor, ten (10) days after written notice of termination from Lessor to Lessee; it being understood that should there be more than one (1) lessee, then the foregoing shall be applicable to any Lessee.

     16. (a) Should Lessee breach this Lease or abandon the Premises before the end of the lease term or if Lessee's right to possession of the Premises is terminated by Lessor because of a breach by Lessee of this Lease, this Lease shall at the option of Lessor, terminate except as provided herein and upon such termination Lessor may recover from Lessee all damages suffered by Lessor or as a result of Lessee's failure to perform Lessee's obligations hereunder, including but not restricted to: (i) The worth at the time of the award of the unpaid rent earned at the time of termination of this Lease including interest at 7%; (ii) The worth at the time of the award by which the unpaid rent would have been earned after termination until the award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided including interest at 7%; (iii) The worth at the time of the award by which the unpaid rent for the balance of the term after the time of the award exceeds such rental loss that Lessee proves could be reasonably avoided; (iv) Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform Lessee's obligations under this Lease or which in the ordinary course of things would be

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likely to result therefrom. Efforts by Lessor to mitigate the damages caused by
Lessee's breach of this Lease shall not waive Lessor's right to recover damages under this subparagraph (a).

     (b) In the event Lessee breaches this Lease or abandons the Premises, this Lease shall continue in effect so long as Lessor does not terminate Lessee's right to possession of the Premises and Lessor may enforce all of Lessor's rights and remedies otherwise given by law and this Lease and, without limiting the generality of the foregoing, collect the rent as it falls due. For the purposes of this subparagraph (b), the following shall not constitute termination of Lessee's right to possession: (i) acts of maintenance or preservation or efforts to relet the Premises; or (ii) the appointment of a receiver upon initiative of Lessor to protect Lessor's interest under this Lease.

     (c) If Lessor re-enters after abandonment of the Premises by Lessee, then all personal property of Lessee in or on the Premises shall be deemed abandoned and Lessor may dispose of the same as Lessor may elect without any liability. If re-entry is prior to abandonment of the Premises by Lessee, Lessor may store Lessee's personal property in or on the Premises, in a public warehouse or elsewhere at the expense of and for the account of Lessee.

     (d) After re-entry of the Premises by Lessor because of Lessee's breach of this Lease, Lessor may relet the Premises or any part thereof without terminating this Lease for such term (which may extend beyond the term hereof) and rental and upon such terms as Lessor deems advisable, and may make such alterations and repairs of the Premises necessary in order to relet the same, and the cost thereof and other costs of reletting including real estate commissions and reasonable attorney's fees shall be paid by Lessee to Lessor upon demand.

     (e) The remedies herein provided are not exclusive and Lessor shall have any and all other remedies provided herein or by law.

     17. No act or conduct of Lessor, whether consisting of the acceptance of the keys to the Premises, or otherwise shall be deemed to be or constitute an acceptance of the surrender of the Premises by Lessee prior to the expiration of the term hereof, and such acceptance by Lessor of surrender by Lessee shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Lessor. The surrender of this Lease by Lessee, voluntarily or otherwise, shall not work a merger but shall operate as an assignment to Lessor of any and all existing subleases, or Lessor may, at its option, terminate any or all of such subleases by notifying the subleasees of its election to do so within five (5) days after such surrender.

     18. Should Lessor bring suit for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, or should Lessee or Lessor bring any action for any relief declaratory or otherwise arising out of this Lease the non-prevailing party in any such suit shall pay court costs and a reasonable attorney's fee, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

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     19. Lessee shall be liable for all taxes levied against personal property and trade or business fixtures, and agrees as additional rental for the use of the Premises to pay all real estate taxes and special assessments as they appear on the City and County tax bills during the lease term, and as they become due. The term "all real estate taxes" shall include without limitation or the generality of said term, all gross rental taxes, which may now or hereinafter be imposed as a charge upon Lessor or the Premises by any governmental agency or authority having jurisdiction over the Premises, but shall not include Lessor's State or Federal income taxes. If the taxes and assessments are assessed against the entire building and building site, and this Lease does not cover entire building or building site, the taxes and assessments allocated to the Premises shall be pro-rated on a square footage or other equitable basis, as calculated by Lessor. It is understood and agreed that Lessee's obligation under this paragraph will be prorated to reflect the commencement and termination dates of this Lease and that any amount payable by Lessee to Lessor under this paragraph shall be paid by Lessee to Lessor, or directly to the tax collector if Lessor so directs, within ten (10) days after receipt by Lessee from Lessor of a bill setting forth such amount.

     20. The term "Lessor" as used in this Lease, means only the owner for the time being of the land and building containing the Premises, so that, in the event of any sale of said land or building, or in the event of a lease of said building, Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, or Lessee of the building, that the purchaser or Lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Lessor hereunder. If any security is given by Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee, then Lessor may transfer and deliver the security, as such, to the purchaser at any such sale or the lessee of the building, and thereupon Lessor shall be discharged from any further liability in reference thereto.

     21. Lessee agrees to forthwith execute and deliver to Lessor upon receipt by it of written request therefor from Lessor, without any consideration whatsoever, such instrument or instruments including a current statement of Lessee's financial condition, as may be reasonably required by any mortgagee or holder of a deed of trust or other encumbrance on the real property on which the building containing the Premises is located.

         22. Lessee shall, without charge, at any time and from time to time, within ten (10) days after receipt by Lessee from Lessor of written request therefor, deliver a duly executed and acknowledged certificate to Lessor or any other person, firm or corporation designated by Lessor, certifying: (i) that this Lease is unmodified and in full force and effect, or if there has been any modifications, that the same is in full force and effect as modified, and stating any such modification; (ii) whether or not there is then existing any claim of Lessor's default hereunder and, if so, specifying the nature thereof; and (iii) the dates to which the rent and other charges payable hereunder by Lessee have been paid.

     23. Lessee agrees that this Lease may, at the option of Lessor, be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the land and building or land or building of which the Premises form a part, and this subordination is hereby made

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effective without any further act of Lessee. The Lessee shall, at any time hereinafter, on demand, execute any instruments, releases, or other documents that may be required by any mortgagee, mortgagor, or trustor or beneficiary under any deed of trust for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, deed of trust or other instrument of security, and the failure of Lessee to execute any such instruments, releases or documents, shall constitute a default hereunder. This Lease shall not be terminated because of a default by Lessor under any mortgage, deed of trust, etc., so long as Lessee performs its obligations hereunder.

     24. If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemnor or purchaser. If all of the Premises, or such part thereof is taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part or all of the Premises is taken, all compensation awarded upon such taking shall go to Lessor, and Lessee shall have no claim thereto, and Lessee hereby irrevocably assigns and transfers to Lessor any right to compensation or damages to which Lessee may become entitled during the term hereof by reason of the purchase or condemnation of all or part of the Premises.

     25. All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the Premises, whether or not Lessee has departed from, abandoned or vacated the Premises, with a copy to Lessee addressed to 40539 Encyclopedia Circle, Fremont California 94538.

     26. The waiver by Lessor of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     27. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability of the remainder of this Lease.

     28. Any holding over after the expiration of the term of this Lease (including any applicable renewal term), shall be construed to be a tenancy from month to month on the same terms and conditions specified in this Lease, except that the monthly rental will be increased as provided in this Section. If the holding over occurs after any early termination of this Lease, the monthly rent for the holdover period will be increased to 125% of the Monthly Rental Payment in effect at the termination of this Lease.

If the holding over occurs after the expiration the initial term of this Lease, the monthly rent for the holdover period will be increased to 125% of the Monthly Rental Payment which would have been in effect if this Lease had been renewed for the First Renewal Term (defined below). If the holding over occurs after the expiration the First Renewal Term, the monthly rent for the holdover period will be increased to 125% of the Monthly Rental Payment which would have been in effect if this Lease had been renewed for the Second Renewal Term (defined below). If the holding over occurs after the expiration the Second Renewal Term, the monthly rent for the holdover period will be increased to 125% of the Monthly Rental Payment which would have been in effect if this Lease had been renewed for the Third Renewal Term (defined below). If the holding over occurs after the expiration the Third Renewal Term, the monthly rent for the holdover period will be increased to 125% of the Monthly Rental Payment in effect at the expiration of the Third Renewal Term.

     29. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

     30. Time is of the essence of this Lease and each and all of its provisions.

     31. The marginal headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

     32. The undersigned parties hereby warrant that they have the proper authority and are empowered to execute this Lease.

     33. Lessee will have the right to renew this Lease for an additional term of five (5) years (the "First Renewal Term"), on the same terms set forth in this Lease, except the rent may increase as provided below. The option to renew for the First Renewal Term shall be exercised by written notice delivered to Lessor no later than six (6) months before the expiration of the initial term of this Lease.

     The Monthly Rental Payment during the First Renewal Term will be determined by multiplying the Monthly Rental Payment during the initial term of this Lease by a fraction, the numerator of which will be the Index (defined below) published for the nearest calendar month preceding the first day of the First Renewal Term, and the denominator of which will be the Index published for the nearest calendar month preceding the Commencement Date of the initial term of this Lease.

     34. If this Lease is renewed for the First Renewal Term, Lessee will have the further right to renew this Lease for an additional term of five (5) years (the "Second Renewal Term"), on the same terms set forth in this Lease, except the rent may increase as provided below. The option to renew for the Second Renewal Term shall be exercised by written notice delivered to Lessor no later than six (6) months before the expiration of the First Renewal Term.

     The Monthly Rental Payment during the Second Renewal Term will be determined by multiplying the Monthly Rental Payment during the First Renewal Term by a fraction, the numerator of which will be the Index published for the nearest calendar month preceding the first day of the Second Renewal Term, and the denominator of which will be the Index published for the nearest calendar month preceding the first day of the First Renewal Term.

     35. If this Lease is renewed for the Second Renewal Term, Lessee will have the further right to renew this Lease for an additional term of five (5) years (the "Third Renewal Term"), on the same terms set forth in this Lease, except the rent may increase as provided below. The option to renew for the Third Renewal Term shall be exercised by written notice delivered to Lessor no later than six (6) months before the expiration of the Second Renewal Term.

     The Monthly Rental Payment during the Third Renewal Term will be determined by multiplying the Monthly Rental Payment during the Second Renewal Term by a fraction, the numerator of which will be the Index published for the nearest calendar month preceding the first day of the Third Renewal Term, and the denominator of which will be the Index published for the nearest calendar month preceding the first day of the Second Renewal Term.

     36. The term "Index" means the Consumer Price Index for All Urban Consumers (CPI-U), U.S. City Average, All Items, published by the U.S. Department of Labor, Bureau of Labor Statistics (Standard Reference Base Period of 1982-84=100). If the Index is discontinued or revised, the new index or computation which replaces the Index shall be used in order to obtain substantially the same result as would have been obtained if it had not been discontinued or revised.

     The Monthly Rental Payment for each renewal term will not be less than the Monthly Rental Payment for the prior term, and will not increase by more than twenty-five percent (25%) of the Monthly Rental Payment for the prior term. Each option to renew may be exercised by Lessee only if Lessee is not in default under any of the provisions of this Lease. Each option to renew this Lease is personal to Lessee and may not be exercised by any assignee or subtenant without Lessor's written consent.

     IN WITNESS WHEREOF, Lessor and Lessee have hereunto set their hands and seals, the day and year first above written.

LESSOR                                      LESSEE

Yvonne Dubbers-Albrecht,
Verena Dubbers-Albrecht-Al Weissi,
Regina Waldthausen and
Eduard Dubbers-Albrecht
(also sometimes referred to as

Dubbers-Albrecht Venture No. 1)       WAWD-EAP Automotive Products, Inc.

By:/s/ Frank M. Wheeler
   --------------------               By: /s/WAWD-EAP Automotive Products, Inc.
Frank M. Wheeler,                         -------------------------------------
Attorney-In-Fact
8333 Douglas Avenue                   Vice President/ General Manager
Suite 1200                            -------------------------------
Dallas, Texas 75225                   Title






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


                                   EXHIBIT "A"
                           DESCRIPTION OF THE PROPERTY

All that tract or parcel of land lying and being in Land Lot 424 Of the 18th District of Douglas County, Georgia, and being more particularly described as follows:

BEGINNING at a concrete monument located at the corner formed by the intersection of the southeasterly right-of-way line of Maxium Road (having a 100-foot right-of-way) with the southwesterly right-of-way line of Thornton Road (having a 200-foot right-of-way and also being known as State Route No. 6); running thence south 63 degrees 59 minutes 36 seconds east along the southwesterly right-of-way line of Thornton Road, a distance of 558.71 feet to an iron pin; running thence south 26 degrees 00 minutes 24 seconds west a distance of 383.33 feet to an iron pin; running thence north 63 degrees 59 minutes 36 seconds west a distance of 558.67 feet to an iron pin located on the southeasterly right-of-way line of Maxium Road; running thence north 25 degrees 43 minutes 05 seconds east along the southeasterly right-of-way line of Maxium Road a distance of 7.74 feet to a point; running thence north 26 degrees 00 minutes 24 seconds east along said southeasterly right-of-way line of Maxium Road a distance of 375.59 feet to the concrete monument which marks the point of beginning; and being a tract of land containing 4.92 acres according to a plat of survey thereof prepared for John Mozart by Watts & Browning, Eng'rs, dated May 18, 1979.





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